Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 31, 2009 - July 4, 2009

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	July 20, 2009 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	July 20, 2009 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 31, 2009 - July 4, 2009

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
		STORE WORKING
	GEN OPER.	FUNDS	UTILITY DEP	SALES TAX	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH	8,162	11	280	80	24	8,556	(8,316)	(68,811)

RECEIPTS
CASH SALES	-					-	-	83,387
CREDIT CARD RECEIVABLES	-					-	-	20,495
LOANS AND ADVANCES						-	-	-
SALE OF ASSETS [3]	15,395					15,395	417	111,296
OTHER RECEIPTS [4]	21,051		0	0		21,051	21,617	60,665
TRANSFERS (FROM DIP ACCTS)	(7,994)	(7)		8,002		-	-	0

TOTAL RECEIPTS	$ 28,452	$ (7)	$ -	$ 8,002	$ -	$ 36,647	$ 22,034	$ 275,844

DISBURSEMENTS
ADVERTISING	-					-	-	3,223
MERCHANDISE (INCLUDING FREIGHT)	-					-	-	53,228
RENT	2,836					2,836	4,807	13,005
PAYROLL, PAYROLL TAXES, AND BENEFITS	6,683					6,683	7,240	44,073
UTILITIES	1,237					1,237	808	3,572
INSURANCE	211					211	140	703
SALES AND OTHER TAXES	262			4,892		5,154	2,500	26,714
GENERAL OPERATING	1,042					1,042	1,407	7,584
FINLAY LICENSE	3,031					3,031	-	11,208
FINANCING EXPENSES	-					-	-	3,524
PROFESSIONAL FEES [5]	8,500					8,500	-	8,617
OTHER	232				0	232	3,058	7,588
TOTAL DISBURSEMENTS	$ 24,034	$ -	$ -	$ 4,892	$ 0	$ 28,926	$ 19,960	$ 183,039

DRAW ON LC	-					-	-	4,648
ADJUSTMENTS	1,169					1,169	-	341
NET CASH FLOW	$ 5,587	$ (7)	$ -	$ 3,110	$ (0)	$ 8,689	$ 2,074	$ 88,498
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH	$ 13,749	$ 4	$ 280	$ 3,189	$ 24	$ 17,245	$ (6,242)	$ 19,687

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of July 4, 2009 was $0.

[2] 'Projected' amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period June 2, 2009 - July 6, 2009. The projection does not include activity in the other general operating, Alaska, and sales tax accounts.

[3] Represents proceeds in relation to the real estate and lease sales.

[4] Primarily represents reimbursements from the liquidator joint venture for store expenses and augment merchandise sharing.

[5] $8.5mm was transferred to the professional fees carveout account.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 31, 2009 - July 4, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				AMOUNT PAID		TOTAL PAID TO DATE
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	FEES	EXPENSES	FEES	EXPENSES	AMOUNT ACCRUED [1]	TOTAL INCURRED AND UNPAID

O'Melveny & Meyers	5/31 to 7/4/09	6/25/2009	1,295,160	1,258,087	37,073	1,258,087	37,073	3,475,000	2,179,840
FTI Consulting	5/31 to 7/4/09							3,105,000	3,105,000
Richards, Layton & Finger	5/31 to 7/4/09	3/20, 4/14, 6/5, 6/24/09	207,323	183,457	23,866	183,457	23,866	290,000	82,677
Kurtzman Carson Consultants	5/31 to 7/4/09		n/a	251,138	-	377,823	-	457,000	79,177
Cooley Godward Kronish	5/31 to 7/4/09	4/14/09, 5/22/09	235,408	231,124	4,284	231,124	4,284	780,000	544,592
Loughlin Meghji & Company	5/31 to 7/4/09	4/22/09, 6/2/09	132,349	131,984	365	131,984	365	460,000	327,651
Benesch	5/31 to 7/4/09							90,000	90,000
GE Capital Third Party Legal [1]	5/31 to 7/4/09		n/a	124,903		220,333		500,000	279,667
Financial Dynamics	5/31 to 7/4/09		n/a	17,712		29,377		25,000	(4,377)
Other	5/31 to 7/4/09		n/a	25,000		25,000		710,000	685,000

TOTAL PAYMENTS TO PROFESSIONALS			$ 1,870,240	$ 2,223,405	$ 65,588	$ 2,457,185	$ 65,588	$ 9,892,000	$ 7,369,227

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement performed prepetition.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 31, 2009 - July 4, 2009

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month ($ in 000's)	Filing to Date ($ in 000's)
Net Sales	0	92,623
Net Leased Department Revenue	251	1,778
Net Credit Revenue	27	1,724
Total Revenues	278	96,125
COST OF GOODS SOLD
Cost of Goods Sold	(29)	74,007
Gross Profit	307	22,118
OPERATING EXPENSES
Advertising	(45)	2,152
Bad Debts	-	55
Contributions	-	9
Employee Benefits Programs	(361)	2,939
Insider Compensation	104	795
Insurance	46	818
Repairs and Maintenance	1	934
Rent and Lease Expense	(5,140)	1,747
Salaries/Commissions/Fees	1,364	19,531
Supplies	14	1,914
Taxes	478	2,591
Travel and Entertainment	4	126
Utilities	(132)	888
Other (attach schedule)	13,646	63,827
Total Operating Expenses Before Depreciation	9,979	98,326
Depreciation/Depletion/Amortization	461	5,090
Net Profit (Loss) Before Other Income & Expenses	(10,133)	(81,298)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	(997)	(2,065)
Interest Expense	(30)	1,583
Net Profit (Loss) Before Reorganization Items	(9,106)	(80,816)
REORGANIZATION ITEMS
Professional Fees	826	9,915
U. S. Trustee Quarterly Fees	10	60
Other Reorganization Expenses (attach schedule)	636	2,809
Total Reorganization Expenses	1,472	12,784
Income Taxes	-	76
Net Profit (Loss)	$ (10,578)	$ (93,676)

Notes:

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 31, 2009 - July 4, 2009

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	649	5,259
Unclassified	(182)	(1,118)
Communications	80	481
Postage	18	224
Professional Fees	15	92
Costs capitalized under Uniform Capitalization Rules [1]	0	(1,099)
(Gain) Loss on Assets	13,054	59,970
Store Closure Costs	12	18

Total Other Operational Expenses	13,646	63,827
Other Income
Rental income	(12)	(64)
Miscellaneous income	(985)	(2,001)

Total Other Income	(997)	(2,065)
Other Reorganization Expenses
Amortization of DIP loan fees	636	2,809

Total Other Reorganization Expenses	636	2,809

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to align these costs with the related sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 31, 2009 - July 4, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	($ in 000's)	($ in 000's)
Unrestricted Cash and Cash Equivalents	13,775	7,408
Restricted Cash and Cash Equivalents [1]	9,849	-
Credit Card Receivables	420	-
Accounts Receivable (Net)	5,759	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	2,798	3,849
Professional Retainers	384	493
Other Current Assets (attach schedule)	9,768	8,216
TOTAL CURRENT ASSETS	$ 42,753	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	45,716	60,652
Machinery and Equipment	-	61,313
Furniture, Fixtures and Office Equipment	477	89,942
Leasehold Improvements	42,239	65,463
Vehicles	420	420
Construction in progress	-	2,187
Less Accumulated Depreciation	(38,605)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 50,247	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	8,356	5,166
TOTAL OTHER ASSETS	$ 8,356	$ 5,166

TOTAL ASSETS	$ 101,356	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	2,987
Taxes Payable (refer to FORM MOR-4)	6,207
Wages Payable	1,104
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	-
Professional Fees	7,399
Amounts Due to Insiders	37
Other Postpetition Liabilities (attach schedule)	29,976
TOTAL POSTPETITION LIABILITIES	$ 48,999	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	990	76,069
Priority Debt	37	37
Unsecured Debt	53,933	54,533
Other Pre-petition Liabilities (attach schedule)	2,429	64,099
TOTAL PRE-PETITION LIABILITIES	$ 57,389	$ 194,738

TOTAL LIABILITIES	$ 106,388	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(93,676)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	(5,032)	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 101,356	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility adequate assurances and tax payments.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 31, 2009 - July 4, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses	($ in 000's)	($ in 000's)
Prepaid insurance	600	1,167
Workers compensation prepaid	889	889
Prepaid advertising	-	219
Prepaid health and other	1	122
Prepaid rent	1,173	-
Prepaid expenses	135	1,094
Prepaid property taxes	-	358

Total Prepaid Expenses	2,798	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	-	4
Joint Venture receivable	3,541	-
Other receivables	106	373
Salary support receivable	-	184
Other	3	3

Total Other Current Assets	9,768	8,216
Other Assets
Intangibles - lease rights	-	813
Investment in partnership	1,759	1,810
Credit card and other deposits	3,892	-
Straightline lease	2,437	2,543
Prepaid rent	268

Total Other Assets	8,356	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Prepetition Liabilities
Other Postpetition Liabilities
Accrued expenses	-	-
Cash management liability (bank overdraft)	577	-
Gift and merchandise cards	3,622	-
Vacation payable	604	-
Payroll deductions payable	444	-
Sales return reserve	-	-	[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	333	-	[1]
Deferred revenue	5,380	-
Deferred rent	768	-
Intangibles - lease rights	-	-
Fin 48 liability	1,008	-
Deferred taxes	3,512	-
Capital leases	7,610	-
Total Other Postpetition Liabilities	29,976	-

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	1,681	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	475	520
Pension liability	97	97
Other accruals prepetition	174	599
Store party fund	2	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	2,429	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 31, 2009 - July 4, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	204,072	302,366	(392,688)	113,751
FICA	643,305	748,859	(1,133,514)	258,650
Unemployment	66,473	10,160	-	76,633
Total Federal Taxes	$ 913,851	$ 1,061,385	$ (1,526,202)	$ 449,034
State and Local
Withholding	100,306	140,829	(183,576)	57,559
Sales & Excise [1]	5,778,868	4,253,196	(4,984,439)	5,778,868
Unemployment	225,286	37,004	-	262,290
Real Property	104,394	266,765	(42,209)	328,950
Personal Property [2]	40,544	10,168	-	50,712
Workers Compensation	8,773	385	-	9,158
Other: Local	1,514	120	-	1,634
Total State and Local	6,259,685	4,708,467	(5,210,224)	5,757,928
Total Taxes	$ 7,173,535	$ 5,769,853	$ (6,736,426)	$ 6,206,962

[1] Sales and Excise taxes are paid one month in arrears.

[2] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 31, 2009 - July 4, 2009

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	X
this reporting period? If yes, provide an explanation below. [1]
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	N/A
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

[1] Some owned real estate and property leases were sold as a result of the auction held on May 28, 2009.